Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2021
Cash And Cash Equivalents [Abstract]
Cash and cash equivalents

17. Cash and cash equivalents

	2021	2020
	(in thousands)
	£	£
Cash and cash equivalents	60,264	87,356

Cash and cash equivalents comprise cash at banks with deposit maturity terms of three months or less, which is subject to insignificant risk of changes in value. Cash at banks earns interest at fixed or variable rates based on the terms agreed for each account.

Liquidity risk is minimal and is managed using deposits with immediate and varied fixed term dates.